                                                                     EXHIBIT 3.3








                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                           --------------------------

                               MSI HOLDINGS, INC.

                           --------------------------

                              Amended and Restated

                                     BYLAWS

                                       OF

                           --------------------------

                               MSI Holdings, Inc.

                           --------------------------


                                Table of Contents

                                                                           Page
ARTICLE 1
CORPORATE OFFICES............................................................ 1
         1.1      Business Office............................................ 1
         1.2      Registered Office.......................................... 1

ARTICLE 2
SHAREHOLDERS................................................................. 1
         2.1      Annual Meeting............................................. 2
         2.2      Special Meetings........................................... 2
         2.3      Place of Meetings.......................................... 2
         2.4      Notice of Meetings......................................... 2
         2.5      Waiver of Notice/Objection................................. 2
         2.6      Special Requirements for Notice of Meeting................. 3
         2.7      Fixing of Record Date...................................... 3
         2.8      Shareholders List.......................................... 4
         2.9      Meetings by Telecommunication.............................. 5
         2.10     Shareholder Quorum and Voting Requirements................. 5
         2.11     Proxies.................................................... 6
         2.12     Voting Shares.............................................. 6
         2.13     Corporation's Acceptance of Votes.......................... 7
         2.14     Shareholder Action Without a Meeting....................... 8
         2.15     Shareholder Proposals...................................... 8
         2.16     Shareholder's Right to Inspect Corporate Records.......... 10
         2.17     Financial Statements...................................... 12

ARTICLE 3
BOARD OF DIRECTORS.......................................................... 12
         3.1      General Powers............................................ 12
         3.2      Number of Directors and Qualification..................... 12
         3.3      Election and Term of Office............................... 12
         3.4      Regular Meetings.......................................... 12
         3.5      Special Meetings.......................................... 12
         3.6      Notice.................................................... 13
         3.7      Quorum.................................................... 13

         3.8      Manner of Acting.......................................... 13
         3.9      Vacancies and Newly Created Directorships................. 13
         3.10     Committees................................................ 13
         3.11     Fees and Compensation..................................... 14
         3.12     Presumption of Assent..................................... 14
         3.13     Resignations.............................................. 14
         3.14     Action by Written Consent................................. 14
         3.15     Meetings by Telephone Conference Call..................... 15
         3.16     Removal of Directors...................................... 15

ARTICLE 4
COMMITTEES OF DIRECTORS..................................................... 15
         4.1      How Constituted........................................... 15
         4.2      Powers.................................................... 15
         4.3      Proceedings............................................... 15
         4.4      Quorum and Manner of Acting............................... 15
         4.5      Meetings by Telephone Conference Call, Consent............ 16
         4.6      Resignations.............................................. 16
         4.7      Removal................................................... 16
         4.8      Vacancies................................................. 16
         4.9      Compensation.............................................. 16

ARTICLE 5
OFFICERS.................................................................... 16
         5.1      Officers.................................................. 16
         5.2      Appointment, Term of Office and Qualification............. 17
         5.3      Resignations.............................................. 17
         5.4      Removal................................................... 17
         5.5      Vacancies and Newly Created Offices....................... 17
         5.6      President................................................. 17
         5.7      Secretary................................................. 18
         5.8      Treasurer................................................. 18
         5.9      Salaries.................................................. 19
         5.10     Surety Bonds.............................................. 19

ARTICLE 6
EXECUTION OF INSTRUMENTS, BORROWING OF MONEY
AND DEPOSIT OF CORPORATE FUNDS.............................................. 19
         6.1      Instruments............................................... 19
         6.2      Loans..................................................... 19
         6.3      Deposits.................................................. 20
         6.4      Checks, Drafts, etc....................................... 20
         6.5      Bonds and Debentures...................................... 20
         6.6      Sale, Transfer, etc., of Securities....................... 20
         6.7      Proxies................................................... 20

ARTICLE 7
CAPITAL STOCK............................................................... 21
         7.1      Stock Certificates........................................ 21
         7.2      Shares Without Certificates............................... 22


                                      iii
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
         7.3      Transfer of Stock......................................... 22
         7.4      Restrictions on Transfer or Registration of Shares........ 22
         7.5      Regulations............................................... 22
         7.6      Transfer Agents and Registrars............................ 22
         7.7      Lost or Destroyed Certificates............................ 23
         7.8      Consideration for Shares.................................. 23

ARTICLE 8
MAINTENANCE INSPECTION OF BOOKS AND RECORDS................................. 23

ARTICLE 9
INDEMNIFICATION............................................................. 24
         9.1      Indemnification........................................... 24
         9.2      Certain Restrictions on Indemnification................... 24
         9.3      Mandatory Indemnification................................. 24
         9.4      Determination............................................. 24
         9.5      General Indemnification................................... 25
         9.6      Advances.................................................. 25
         9.7      Scope of Indemnification.................................. 25
         9.8      Insurance................................................. 25

ARTICLE 10
FISCAL YEAR................................................................. 26

ARTICLE 11
DIVIDENDS................................................................... 26

ARTICLE 12
AMENDMENTS.................................................................. 26


                                       iv
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                              Amended and Restated

                                     BYLAWS

                                       OF

                           --------------------------

                               MSI Holdings, Inc.

                           --------------------------


                     Approved by Resolutions of the Board of
                        Directors dated October 8, 1999.


                                    ARTICLE 1

                                CORPORATE OFFICES

         1.1 Business Office. The principal office of the corporation shall be located at any place either within or outside the state of Utah, as designated from time to time by the Board of Directors. The corporation may have such other offices, either within or without the state of Utah as the Board of Directors may designate or as the business of the corporation may require from time to time. The corporation shall maintain at its principal office a copy of certain records, as specified in Section 2.15 of Article 2.

         1.2 Registered Office. The registered office of the corporation shall be located within the state of Utah and may be, but need not be, identical with the principal office (if located within the state of Utah). The address of the registered office may be changed from time to time.

                                    ARTICLE 2

                                  SHAREHOLDERS

         2.1 Annual Meeting. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. At the meeting, directors shall be elected and any other proper business may be transacted. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election


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

to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

         2.2 Special Meetings. Special meetings of the shareholders may be called at any time by the President or by the Board of Directors. Special meetings of the shareholders may also be called by the holders of not less than one-tenth of all the shares entitled to vote on any issue proposed to be considered at the proposed special meeting by delivery to the corporation's secretary of one or more signed and dated written demands for the meeting stating the purpose for which it is to be held.

         2.3 Place of Meetings. Meetings of shareholders may be held at any place within or outside the State of Utah as designated by the Board of Directors. In the absence of any such designation, meetings shall be held at the principal office of the corporation.

         2.4 Notice of Meetings. Written or printed notice stating the place, date and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting or to any other shareholder entitled by the Utah Revised Business Corporation Act or the Articles of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid; (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or
(4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

         If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time and place, if the new date, time and place was announced at the adjourned meeting prior to adjournment and provided the new meeting is to take place within 30 days. But if a new record date for the adjourned meeting is, or must be fixed (see Section 2.7 of this Article 2) the notice must be given pursuant to the requirements of this
Section 2.4, to those persons who are shareholders as of the new record date.

         2.5 Waiver of Notice/Objection. A shareholder may waive notice of the meeting (or any notice required by the Act, Articles of Incorporation, or Bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation


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(either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporation records.

         A shareholder's attendance at a meeting:

                  (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or the transaction of any business at the meeting on the grounds of the lack of notice or defective notice;

                  (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. (16-10a-706)

         2.6 Matters That May Be Considered at a Meeting/Special Requirements for Notice of Meeting.

                  (a) Except as otherwise provided by law or the articles of incorporation of the corporation or permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which may be considered or voted upon at any annual or special meeting of the shareholders shall be (i) brought before the meeting at the direction of the board of directors, (ii) brought before the meeting by the presiding officer of the meeting unless a majority of the directors then in office object to such business being conducted at the meeting, or (iii) specified in a written proposal submitted to and accepted by the corporation in compliance with Section 2.15 of Article 2.

                  (b) If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any restated articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied, respectively, by a copy or summary of the: (1) articles of amendment; (2) plan of merger or share exchange; and (3) a description of the transaction for disposition of all or substantially all of the corporation's property. If the proposed corporate action creates dissenters' rights, the notice must state that shareholders are, or may be entitled to assert dissenters' rights, and must be accompanied by a copy of Part 13 of the Utah Revised Business Corporation Act.

         2.7 Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to take action without a meeting, or shareholders entitled to receive payment of any


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

distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the meeting or action requiring such determination of shareholders. If no record date is so fixed by the Board for, the record date for determination of such shareholders shall be at the close of business on:

                  (a) with respect to an annual shareholder meeting or any special shareholder meeting called by the Board or any person specifically authorized by the Board or these Bylaws to call a meeting, the day before the first notice is delivered to shareholders;

                  (b) with respect to a special shareholder's meeting demanded by the shareholders, the date the first shareholder signs the demand;

                  (c) with respect to the payment of a share dividend, the date the Board authorizes the share dividend, or the date that is 60 days prior to the date the first written demand is received by the corporation, whichever is later;

                  (d) with respect to actions taken in writing without a meeting (pursuant to Article 2, Section 2.14), the date the first shareholder delivers to the corporation a writing upon which the action is to be taken; and

                  (e) with respect to a distribution to shareholders (other than one involving a repurchase or reacquisition of shares), the date the Board authorizes the distribution.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         2.8 Shareholders List. After fixing a record date for a shareholders' meeting, the officers of the company shall prepare a list of the names of all of the shareholders who are entitled to be given notice of the meeting. The list must be arranged by voting group and, within each voting group, by class or series of shares. The list must be alphabetical within each class or series and must show the address of, and the number of shares held by, each shareholder.

         The shareholders' list must be available for inspection by any shareholder, beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing throughout the


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meeting and any meeting adjournments, at the corporation's principal office or the place identified in the meeting notice in the city where the meeting will be held. A shareholder or shareholder's agent or attorney is entitled, on written demand to the corporation and, subject to requirement of any other section of these Bylaws or by any applicable sections of the Utah Revised Business Corporation Act, to inspect and copy the list, during regular business hours and during the period it is available for inspection. The officers shall make the shareholders' list available at the meeting, and any shareholder, or any shareholders agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment, for any purposes germane to the meeting.

         2.9 Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special meeting of the shareholders by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting can hear each other during the meeting.

         2.10 Shareholder Quorum and Voting Requirements. If the Articles of Incorporation or the Utah Revised Business Corporation Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

         If the Articles of Incorporation or the Utah Revised Business Corporation Act provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. One voting group may vote on a matter even if another voting group entitled to vote on the matter has not voted.

         Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation, these Bylaws or the Utah Revised Business Corporation Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that a adjourned meeting.

         If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, these Bylaws or the Utah Revised Business Corporation Act require a greater number of affirmative votes.


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

         If the proposal upon which shareholders are requested to take action is
(1) a plan of merger or share exchange; (2) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property; or (3) the dissolution of the corporation, the affirmative vote of two-thirds of all of the shares entitled to cast a vote on such a proposal, shall be required for approval.

         2.11 Proxies. At all meetings of shareholders, a shareholder may vote in person, or vote by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact, or by a written statement of the appointment transmitted by telegram, teletype, or other electronic transmission along with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. Such proxy shall be filed with the secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy.

         2.12 Voting Shares. Each outstanding share, regardless of class, shall be entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation of this corporation as permitted by the Utah Revised Business Corporation Act.

         Except as provided by specific court order, no shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. Provided, however, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

         Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         Unless the Articles of Incorporation of this corporation otherwise provide, at each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, all of the votes to which the shareholder's shares are entitled for as many persons as there are directors to be elected and for whose election such shareholder has a right to vote, or if the Articles of Incorporation so provide, each shareholder may accumulate votes by giving one candidate as many votes as the number of directors to be elected multiplied by the number of shares held by such shareholder shall


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equal, or by distributing such votes on the same principle among any number of such candidates.

         2.13 Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder.

         If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if:

                  (a) the shareholder is an entity as defined in the Utah Revised Business Corporation Act and the name signed purports to be that of an officer or agent of the entity;

                  (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (e) Two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

         The corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the secretary or other officer or agent authorized to


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tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

         The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment, or proxy appointment revocation in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

         Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment, or proxy appointment revocation under this section is valid unless a court of competent jurisdiction determines otherwise.

         2.14 Shareholder Action Without a Meeting. Any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the actions so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action in a meeting at which all shares entitled to vote thereon were present and voted.

         Unless the written consents of all of the shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by the approval to: (i) those shareholders entitled to vote who have not consented in writing, and (ii) those shareholders not entitled to vote and to whom the Utah Revised Business Corporation Act requires a notice of the proposed action be given. The notice must contain or be accompanied by the same material that would have been required to be sent in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action.

         Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

         2.15 Shareholders Proposals. The corporation shall accept and include on the agenda of a shareholder meeting any shareholder proposal satisfying each of the following requirements:

         (a) The shareholder submitting the shareholder proposal (the "Proposing Shareholder") has been a shareholder for at least one year on the date the proposal is submitted to the corporation and continues to be a shareholder on the date of the meeting.

         (b) The shareholder proposal was received at the principal executive offices of the corporation addressed to the attention of the president
         (i) in the case of an


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

         annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 120 days before the anniversary of the date notice of the immediately preceding annual meeting was first mailed, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a meeting other than a regularly scheduled annual meeting, not later than the close of business on the later of the 60th day prior to the meeting date or the tenth day following the day on which notice of such meeting was first mailed.

         (c) The shareholder proposal sets forth (i) the name and address of the Proposing Shareholder, (ii) a description of the business which the Proposing Shareholder seeks to bring before the shareholder meeting, the reason for doing so and, if a specific action is to be proposed, the text of the resolution or resolutions which the Proposing Shareholder proposes that the corporation adopt, (iii) if the Proposing Shareholder is not the record owner of any shares of capital stock, a written statement from the record holder certifying that the Proposing Shareholder has been the beneficial owner of shares of capital stock in the corporation for at least one year, (iv) any interest (other than an interest solely as a shareholder) which the Proposing Shareholder has in the business being proposed by the Proposing Shareholder, (v) a description of all arrangements and understandings between the Proposing Shareholder and any other person or persons (naming such person or persons) pursuant to which the shareholder proposal is being made, (vi) a representation that the Proposing Shareholder is at the time of submitting the shareholder proposal, and will be on the meeting date, a holder of shares of capital stock entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to bring the business specified in the shareholder proposal before the meeting.

         (d) The shareholder proposal is the only shareholder proposal submitted by the Proposing Shareholder with respect to such meeting and such proposal, including any supporting statement, does not exceed 500 words.

         (e) The shareholder proposal is not excludable from the proxy materials of the corporation on any basis for exclusion of shareholder proposals set forth in subsection (i) of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as the same may be amended from time to time ("Rule 14a-8"), including without limitation, the fact that the shareholder proposal (i) is not a proper subject matter for shareholder action, (ii) relates to specific amounts of cash or stock dividends,
         (iii) would cause the corporation to violate any state, federal or foreign law to which it is subject, (iv) relates to an election for membership on the corporation's board of directors, or (v) deals with substantially the same subject


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

         matter as another shareholder proposal that has been previously considered at a shareholder meeting within the past five (5) calendar years and received less than three percent (3%) of the vote at such meeting.

The corporation may, in its sole discretion, refuse to accept and include on the agenda of a shareholder meeting any shareholder proposal that does not satisfy all of the requirements of subsections (a) through (e) above. In the event the corporation determines to exclude a shareholder proposal, the corporation shall notify the Proposing Shareholder in writing of its intent to excluded the shareholder proposal and the basis on which the corporation is relying to exclude the shareholder proposal. The Proposing Shareholder shall have a period of fourteen (14) days following receipt of a notice that the corporation intends to exclude a shareholder proposal during which to respond to such notice and, to the extent any defect relied upon by the corporation to exclude the shareholder proposal can be remedied, to remedy such defect.

         Notwithstanding anything to the contrary in this Section 2.15, any shareholder proposal that the corporation is required to include in corporation's proxy materials for a shareholder meeting pursuant to Rule 14a-8 shall be included in the corporation's proxy materials for the shareholder meeting and shall be deemed to comply with the requirements of this Section 2.15.

         2.16 Shareholder's Right to Inspect Corporate Records. The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation and records of all waiver of notice of meeting of shareholders, Board of Directors and committees of directors. The corporation shall maintain appropriate accounting records.

         If a shareholder gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy the below listed records, the shareholder (or his agent or attorney) has the right to inspect and copy, during regular business hours, any of the following records, all of which the corporation is required to keep at its principal office:

                  (a) the Articles or restated Articles of Incorporation and all amendments thereto currently in effect;

                  (b) the Bylaws or restated Bylaws and all amendments thereto currently in effect;


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

                  (c) the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years;

                  (d) all written communications to shareholders generally within the past three years, including the financial statement furnished for the past three years to the shareholders;

                  (e) a list of the names and business addresses of its current directors and officers;

                  (f) the most recent annual report delivered to the Secretary of State; and

                  (g) all financial statements for periods ending during the last three years that a shareholder could request under Section 2.17.

         In addition, if a shareholder gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he or she wishes to inspect and copy the below described records, and if the shareholder describes with reasonable particularity his or her purpose and the records the shareholder desires to inspect, and the records are directly connected with his or her purpose, the shareholder of the corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                  (a) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders, records of action taken by the shareholders or Board of Directors without a meeting and waivers of notices of any meetings of the shareholders, the Board of Directors or any committee of the Board of Directors;

                  (b) accounting records of the corporation; and

                  (c) the record of shareholders (compiled no earlier than the date of the shareholder's demand).

         The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         For purposes of this Section 2.16, the term "shareholder" shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his behalf.

         2.17 Financial Statements. Upon the written request of any shareholder, the corporation at its own expense shall mail to the shareholder the corporation's most recent annual or quarterly financial statements showing in reasonable detail its assets, liabilities and the results of its operations.

                                    ARTICLE 3

                               BOARD OF DIRECTORS

         3.1 General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation or in a shareholder's agreement authorized under the Utah Revised Business Corporation Act.

         3.2 Number of Directors and Qualification. The authorized number of directors shall be specified from time to time by resolution of the Board of Directors, but shall not be more than nine (9) nor less than three (3) unless the number of shareholders of the corporation is less than three (3), in which case the corporation may have a number of directors equal to or greater than the number of shareholders. Directors need not be residents of the State of Utah or shareholders of the corporation.

         3.3 Election and Term of Office. The Directors shall be divided into three classes as nearly equal in number as possible and one class of Directors shall be elected at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director.

         3.4 Regular Meetings. The Board of Directors may provide by resolution the time and place, either within or without the State of Utah, for the holding of regular meetings without notice other than such resolution.

         3.5 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by or at the request of the Chairman of the Board, the President, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Utah, as the place for holding any special meeting of the Board of Directors.

         3.6 Notice. Notice of the date, time and place of any special meeting shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least five
(5) days before the time of the holding of the meeting. If the notice is delivered by telegram, it shall be effective upon receipt. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate it to the director. Any director may waive notice of any meeting by delivering a written waiver to the corporation to file in its corporate records, and attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where the director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and does not thereafter vote for or consent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors needs to be specified in the notice or waiver of notice of such meeting.

         3.7 Quorum. A majority of the number of directors prescribed by resolution of the Board of Directors in accordance with these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         3.8 Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number of directors is required by the Articles of Incorporation of the corporation, these Bylaws or the Utah Revised Business Corporation Act.

         3.9 Vacancies and Newly Created Directorships. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum or by the affirmative vote of the majority of shares entitled to vote for directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. If the vacant director's position was held by a director elected by a voting group of shareholders, that vacant director position shall be filled by the affirmative vote of one or more directors who are elected by the same voting group, or by the affirmative vote of the holders of shares of that voting group.

         3.10 Committees. The Board of Directors, by resolution adopted by the majority of the number of directors, may designate one or more committees consisting of not less than two directors, which committee or committees, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all the authority so provided; except that the designation of such committees and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him or her by law.

         3.11 Fees and Compensation. Directors may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This section shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         3.12 Presumption of Assent. A director who is present at a meeting of the Board of Directors when corporate action is taken is considered to have consented to the action taken at the meeting unless the director objects at the beginning of the meeting, or promptly upon arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or consent to any action taken at the meeting, or the director contemporaneously requests his dissent or abstention as to any specific action to be entered into the minutes of the meeting, or the director causes written notice of a dissent or abstention as to a specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the corporation promptly after adjournment of the meeting.

         3.13 Resignations. A director may resign at any time by giving a written notice of resignation to either the Chairman of the Board of Directors, the President, a Vice-President, or the Secretary or Assistant Secretary, if any. Unless otherwise provided in the resignation, the resignation shall become effective when the notice is received by an officer or director of the corporation. If the resignation is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

         3.14 Action by Written Consent. Any action required to be taken at a meeting of the Board of Directors of the corporation or any other action which may be taken at a meeting of the Board of Directors or of a committee, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee and may be described as such in any document.

         Action taken in this section is effective at the time the last director signs a writing describing the action taken, unless the Board of Directors establishes a different effective date.

         3.15 Meetings by Telephone Conference Call. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.

         3.16 Removal of Directors. Directors of the corporation may be removed, with or without cause, only upon the affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote thereon.

                                    ARTICLE 4

                             COMMITTEES OF DIRECTORS

         4.1 How Constituted. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the prescribed number of directors.

         4.2 Powers. Each committee shall have and may exercise all powers relating to the business and affairs of the corporation as may be granted to it by the Board of Directors, except for such power as by law may not be delegated by the Board of Directors to a committee.

         4.3 Proceedings. Each committee as may be designated hereunder by the Board of Directors may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and upon such notice (or without notice) as it shall determine from time to time. It shall keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

         4.4 Quorum and Manner of Acting. At all meetings of each committee as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of each committee as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

         4.5 Meetings by Telephone Conference Call, Consent. Members of each committee as may be designated hereunder by the Board of Directors may participate in a meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such a meeting.

         Action may be taken by any committee without a meeting if all members thereof consent in writing, and such writing or writings are filed with the minutes of the proceedings of such committee.

         4.6 Resignations. Any member of any committee as may be designated hereunder by the Board of Directors may resign at any time by delivering a written resignation to either the Chairman of the Board, if any, the President, the Secretary, or Assistant Secretary, if any, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office. Unless otherwise specified therein, such resignation shall take effect upon delivery.

         4.7 Removal. The Board of Directors may at any time remove any member of any committee designated by it hereunder either with or without cause.

         4.8 Vacancies. If any vacancy shall occur in any committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, shall continue to act. Such vacancy may be filled at any meeting of the Board of Directors.

         4.9 Compensation. The Board of Directors may allow a fixed sum and expenses of attendance to any member of any committee designated by it hereunder who is not an active salaried employee of the corporation for attendance at each meeting of such committee.

                                    ARTICLE 5

                                    OFFICERS

         5.1 Officers. Except as provided otherwise by a resolution of the Board of Directors, the officers of the corporation shall be a President, a Secretary, and a

Treasurer. Any two or more offices may be held by the same person. The corporation may also have such other officers as may be appointed by the Board of Directors including a Chairman of the Board and one or more Vice Presidents.

         5.2 Appointment, Term of Office and Qualification. The officers of the corporation shall be appointed by, and serve at the pleasure, of the Board of Directors, subject to any rights of an officer under any contract of employment. Appointment of officers shall take place annually or at such other intervals as the Board of Directors may determine, and may be held at regular or special meetings of the Board or by the written consent of the directors. Each officer shall hold office until his or her successor shall have been duly appointed and qualified or until such officer's death, resignation or removal in the manner provided in these Bylaws. The Chairman of the Board, if any, shall be and remain a director of the corporation during the term of his or her office. No other officer need be a director of the corporation.

         5.3 Resignations. Any officer may resign at any time by delivering a written resignation to the Board of Directors, the President, or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery of the resignation and, unless otherwise specified in the resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         5.4 Removal. The Board of Directors may remove any officer at any time with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         5.5 Vacancies and Newly Created Offices. A vacancy in any office by reason of death, resignation, removal, disqualification, the creation of a new office or otherwise, may be filled by the Board of Directors at any regular or special meeting or by the unanimous written consent of the directors.

         5.6 President. Unless the Board of Directors shall otherwise determine, the President shall be the chief executive officer of the corporation, and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business, officers, employees and agents of the corporation. The President shall, when present, preside at meetings of the shareholders and at all meetings of the Board of Directors except as provided otherwise by the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

         5.7 Secretary. The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of the proceedings of all meetings of, and a record of all actions taken by, the Board of Directors, committees of directors and shareholders of the corporation.

         The Secretary shall cause all notices of meetings to be duly given in accordance with the provisions of these Bylaws and as required by the Utah Revised Business Corporation Act.

         The Secretary shall be the custodian of the corporate records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed the Secretary may attest the same.

         The Secretary shall see that the books, reports, statements, certificates, and other documents and records required by the Utah Revised Business Corporation Act are properly kept and filed.

         The Secretary shall have charge of the stock books of the corporation and cause the stock and transfer books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the alphabetically arranged names and the addresses of the holders of record thereof, the number of shares held by each holder, and the time when each became such holder of record; and shall exhibit at all reasonable times to any director, upon application, the original or duplicate stock register. The Secretary shall cause the stock book to be kept and exhibited at the principal office of the corporation in the manner and for the purposes provided by law and these Bylaws.

         The Secretary shall perform all duties incident to the office of Secretary and such other duties as are given to him or her by law, or these Bylaws, or as from time to time may be assigned by the Board of Directors.

         5.8 Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The Treasurer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all transactions taken as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

         5.9 Salaries. The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any officers. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

         5.10 Surety Bonds. In case the Board of Directors shall so require, any officer or agent of the corporation shall provide the corporation with a bond, in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come under his responsibility.

                                    ARTICLE 6

                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY

                         AND DEPOSIT OF CORPORATE FUNDS


         6.1 Instruments. The Board of Directors may authorize any officer, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of, and on behalf of, the corporation, and such authority may be general or confined to specific instances.

         6.2 Loans. No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

         6.3 Deposits. All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized so to do by the Board of Directors.

         6.4 Checks, Drafts, etc.. All checks, drafts, acceptances, notes, endorsements and, subject to the provisions of these Bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

         6.5 Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the President or a Vice-President and by the Secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as though the person who signed it or whose facsimile signature was used thereon had not ceased to be such officer.

         6.6 Sale, Transfer, etc., of Securities. Sales, transfers, endorsements, and assignments of shares of stocks, bonds, and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the President, or by any Vice-President, together with the Secretary, or by any officer or agent thereunto authorized by the Board of Directors.

         6.7 Proxies. Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the President or any Vice-President and the Secretary of the corporation or by any officer or agent thereunto authorized by the Board of Directors.

                                    ARTICLE 7

                                  CAPITAL STOCK

         7.1 Stock Certificates. The shares of the corporation may, but need not be, represented by certificates. If the shares are represented by certificates, the certificates shall be signed by two officers as designated by the Board of Directors, or in the absence of such designation, any two of the following officers: the President, Vice-President, Secretary or Assistant Secretary of the corporation. The certificates may be sealed with the seal of the corporation or a facsimile thereof. The signatures of the designated officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of its issue.

         If the corporation is authorized to issue different classes of shares or a different series within a class, the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and relative rights determined for each series, and the authority of the Board of Directors to determine variations for any existing or future class or series, must be summarized on the front or back of each share certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing, without charge.

         Each certificate representing shares shall also state upon the face thereof:

                  (a) The name of the issuing corporation and that it is organized under the laws of the State of Utah.

                  (b) The name of the person to whom the certificate is issued.

                  (c) The number and class of shares, and the designation of the series, if any, which such certificate represents.

         There shall be entered upon the stock transfer books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked "Cancelled" with the date of cancellation.

         7.2 Shares Without Certificates. The Board of Directors may authorize the issuance of some or all of the shares of any or all of the classes or series of the corporation's stock without certificates. The authorization does not effect shares already represented by certificates until they are surrendered to the corporation.

         Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates as stated in Section 7.1 and, if applicable, Section 7.4 of these Bylaws.

         7.3 Transfer of Stock. Transfers of stock shall be made only upon the stock transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation. Except where a certificate is issued in replacement of a lost or destroyed certificate as provided in these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor. Except as otherwise provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person whether or not it or they shall have express or other notice thereof.

         7.4 Restrictions on Transfer or Registration of Shares. The Board of Directors may, as they may deem expedient, impose restrictions on the transfer or registration of transfer of shares of the corporation. The restriction does not effect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction or otherwise consented to the restriction.

         The restriction on the transfer or registration of transfer of shares shall be authorized by the Utah Revised Business Corporation Act and its existence shall be noted conspicuously on the front or back of the certificate, or the restriction shall be contained in the information statement which is sent to shareholders whose shares are not represented by certificates pursuant to
Section 7.2 of these Bylaws.

         7.5 Regulations. Subject to the provisions of these Bylaws and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the stock of the corporation.

         7.6 Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the corporation, and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars.

         7.7 Lost or Destroyed Certificates. In the event of the loss or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

         7.8 Consideration for Shares. The Board of Directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefits to the corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the corporation. The terms and conditions of any tangible or intangible property or benefit to provided in the future to the corporation, including contracts or arrangements for services to be performed, shall be set forth in writing. The corporation may place in escrow shares issued in consideration for contracts, arrangements for future services or benefits, or in consideration of a promissory note, or make other arrangements to restrict transfer of the shares issued for any such consideration, and may credit distributions in respect of the shares against their purchase price until the services are performed, the note is paid, or the benefits are received. If the specified future services are not performed, the note is not paid, or the benefits are not received, the shares escrowed or restricted or the distributions credited may be cancelled in whole or part.

                                    ARTICLE 8

                   MAINTENANCE INSPECTION OF BOOKS AND RECORDS

         The corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors; and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each. Any shareholder shall have the right to examine in person the corporation's books and records as provided for in Article 2 of these Bylaws.

                                    ARTICLE 9

                                 INDEMNIFICATION

         9.1 Indemnification. Except as provided in Section 9.2 below, the corporation may, to the maximum extent and in the manner permitted by the Utah Revised Business Corporation Act, indemnify an individual made party to a proceeding because he or she is or was a director, against liability incurred in the proceeding if his conduct was in good faith, he reasonably believed that his conduct was in, or not opposed to, the corporation's best interest, and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Termination of the proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section. The Company may also indemnify and advance expenses to an officer, employee, fiduciary or agent of the Company to the same extent as a director.

         9.2 Certain Restrictions on Indemnification. The corporation may not indemnify a director under Section 9.1, in connection with a proceeding by or in the right of a corporation in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis he derived an improper personal benefit, unless ordered by a court of competent jurisdiction.

         9.3 Mandatory Indemnification. The corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

         9.4 Determination. The corporation may not indemnify a director under
Section 9.1 unless authorized and a determination has been made in the specific case that indemnification of the director is permissible in the circumstances because the director has met the applicable standard of conduct set forth in
Section 9.1. Such determination shall be made (1) by the Board of Directors by majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum, (2) if a quorum cannot be attained, by majority vote of a committee of the Board of Directors designated by the Board of Directors, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee, (3) by special legal counsel selected by the Board of Directors or its committee in the manner prescribed in clauses (1) or (2) of this Section 9.4 or
(4) by the shareholders, by a majority of the votes entitled to be cast by holders of qualified shares that are present in person or by proxy at a meeting. A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with this section. Shareholders' action that otherwise complies with this section is not affected by the presence of holders, or the voting, of shares that are not qualified shares.

         9.5 General Indemnification. The indemnification and advancement of expenses provided by this Article 9 shall not be construed to be exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any Articles of Incorporation, bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         9.6 Advances. The corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if: (1) the director furnishes the corporation a written affirmation of his good faith belief that he has met the applicable standard of conduct described in Section 9.1, (2) the director furnishes to the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct and (3) a determination is made that the facts then known to those making a determination would not preclude indemnification under this Article 9.

         9.7 Scope of Indemnification. The indemnification and advancement of expenses authorized by this Article 9 is intended to permit the corporation to indemnify to the fullest extent permitted by the laws of the State of Utah, any and all persons whom it shall have power to indemnify under such laws from and against any and all of the expenses, disabilities, or other matters referred to in or covered by such laws. Any indemnification or advancement of expenses hereunder shall, unless otherwise provided when the indemnification or advancement of expenses is authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators.

         9.8 Insurance. The corporation may purchase and maintain liability insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while serving as a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against or incurred by him in such capacity or arising out of his status in such capacity, whether or not the corporation would have the power to indemnify him against the same liability under the provisions of this Article 9 or the laws of the State of Utah, as the same may hereafter be amended or modified.

                                   ARTICLE 10

                                   FISCAL YEAR

         The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE 11

                                    DIVIDENDS

         The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                   ARTICLE 12

                                   AMENDMENTS

         Except as provided in the Articles of Incorporation, these Bylaws may be amended by the Board of Directors at any meeting or by the shareholders at any meeting.


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

                                   CERTIFICATE

                                       OF

                               ADOPTION OF BYLAWS

                             ----------------------

                               MSI HOLDINGS, INC.

                             ----------------------


   CERTIFICATE BY SECRETARY OF ADOPTION BY BOARD OF DIRECTORS AND SHAREHOLDERS


         The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of MSI Holdings, Inc., a Utah corporation, and that the foregoing Bylaws were submitted to and approved and adopted by the Board of Directors of this corporation by resolution and by resolution of the shareholders dated October 8, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October 1999.




/s/ Stephen Hoelscher
----------------------------------------
Stephen Hoelscher, Secretary